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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  February 4, 1999




                              ROCKIES FUND, INC.
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            (Exact name of registrant as specified in its charter)



Nevada                                0-12444                    84-0928022
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(State or other jurisdiction  (Commission file number)        (IRS Employer
incorporation or organization)                          Identification No.)






5373 Union Boulevard, Suite 100, Colorado Springs, Colorado          80918
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(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (719) 590-4900
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         (Former name or former address, if changed since last report)
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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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     (a)  On February 4, 1999, the client-auditor relationship between the
Company and its principal accountants, Gelfond Hochstadt Pangburn & Co., ceased. The dismissal of Gelfond Hochstadt Pangburn & Co. was effective February 4, 1999. The report of Gelfond Hochstadt Pangburn & Co. related to the consolidated financial statements of the Company for the fiscal years ended December 31, 1997 and 1996 contains a reference to the inherent uncertainty of valuation of certain securities contained in the financial statements. With the exception of the foregoing, the reports of Gelfond Hochstadt Pangburn & Co. related to the consolidated financial statements of the Company for the fiscal years ended December 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1997 and 1996, there were no disagreements with Gelfond Hochstadt Pangburn & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Gelfond Hochstadt Pangburn & Co., would have caused Gelfond Hochstadt Pangburn & Co. to make reference to the matter in their report.

          The Company has retained the accounting firm of Gerald R. Hendricks & Co., P.C. to serve as the Company's independent accountant to audit the Company's financial statements. This engagement was effective February 4, 1999. Prior to its engagement as the Company's independent accountant, Gerald
R. Hendricks & Co., P.C. had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

          The Company has requested that Gelfond Hochstadt Pangburn & Co. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as Exhibit
18.0 to this Form 8-K within 10 days.

ITEM 7: EXHIBITS
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Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith undertakes to furnish the letter of Gelfond Hochstadt Pangburn & Co., former accountants to the Company, within 10 days.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL CASINOS, INC.



Date:     02/16/99                 By:  /s/ Stephen G. Calandrella
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                                        Stephen G. Calandrella, President